Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of ThermoGenesis Corp. (the "Company") on Form 10-Q for the period ended December 31, 2013, as filed with the Securities and Exchange Commission (the "Report"), we, Matthew T. Plavan, Chief Executive Officer and Dan T. Bessey, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(1)      the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 14, 2014	/s/ Matthew T. Plavan
Matthew T. Plavan Chief Executive Officer (Principal Executive Officer)

Dated: February 14, 2014	/s/ Dan T. Bessey
Dan T. Bessey Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)